               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

           CELLULAR TECHNICAL SERVICES COMPANY, INC.
..................................................................
     (Name of Registrant as Specified In Its Charter)


..................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                   CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2002

To Our Stockholders:

    You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Cellular Technical Services Company, Inc., a Delaware corporation (the 'Company'), which will be held at the offices of Angel & Frankel, P.C., 460 Park Avenue, 8th Floor, New York, N.Y., on Thursday, June 6, 2002, at
10:00 a.m. local time, for the following purposes:

        1. To elect one (1) Class II director to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

        2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors has set the close of business on April 26, 2002 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                      By Order of the Board of Directors


                                      Bruce R. York
                                      Vice President, Chief Financial Officer
                                      and Corporate Secretary

Seattle, Washington
May 6, 2002


                           IMPORTANT NOTE
    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the meeting and save the Company the expense and extra work of additional solicitation. Sending your Proxy Card will not prevent you from attending the meeting, revoking your proxy, and voting your stock in person.

                   CELLULAR TECHNICAL SERVICES COMPANY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2002

                          ----------------------------
                                PROXY STATEMENT
                          ----------------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Cellular Technical Services Company, Inc., a Delaware corporation (the 'Company'), of proxies from the holders of the Company's common stock, par value $.001 per share (the 'Common Stock'), for use at the Annual Meeting of Stockholders of the Company to be held at the offices of Angel & Frankel, P.C., 460 Park Avenue, 8th Floor, New York, N.Y., on Thursday, June 6, 2002, at 10:00 a.m. local time, and at any adjournments or postponements thereof (the 'Annual Meeting'). The mailing address of the principal office of the Company is 2815 Second Avenue, Suite 100, Seattle, Washington 98121.

    This Proxy Statement and the accompanying Notice of Annual Meeting and proxy are first being sent to stockholders on or about May 6, 2002. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 2001, a copy of which also accompanies this Proxy Statement.

                         BUSINESS AT THE ANNUAL MEETING

    At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

        1. The election of one (1) Class II director to the Company's Board of Directors to hold office until the Company's third Annual Meeting of Stockholders following his election and until his successor is duly elected and qualified;

        2. The transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                    VOTING RIGHTS AND SOLICITATION OF PROXY

STOCKHOLDERS ENTITLED TO VOTE

    The Board of Directors has set the close of business on April 26, 2002 as the record date (the 'Record Date') for determining stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to stockholders for approval at the Annual Meeting. As of April 20, 2002, there were 2,291,770 shares of Common Stock issued and outstanding.

VOTING IN PERSON OR BY PROXY

    All shares of Common Stock represented by a properly executed and returned proxy will be voted at the Annual Meeting and, when instructions are given by the stockholder and not properly revoked, will be voted in accordance with those instructions. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the election of the Class II director nominee described in this Proxy Statement. Executing and returning a proxy will not limit a stockholder's right to attend the Annual Meeting, or otherwise prevent a stockholder from properly revoking such proxy and voting the shares of Common Stock represented by such proxy in person at the Annual Meeting.

REVOCATION OF PROXY

    A stockholder giving a proxy has the power to revoke it at any time prior to its exercise by any of the following methods: (i) by delivering a written revocation or properly executed proxy bearing a later date to the Company's Corporate Secretary received at the Company's principal office, 2815 Second Avenue, Suite 100, Seattle, Washington 98121, no later than the last business day prior to the date of the

Annual Meeting; or (ii) if the stockholder attends the Annual Meeting in person, by delivering a written revocation to an inspector of election at the Annual Meeting or voting by ballot at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted proxy.

SOLICITATION OF PROXY

    The proxy accompanying this Proxy Statement is solicited on behalf of the Company's Board of Directors. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. Such solicitations may be made personally or by mail, facsimile, telephone, courier, Internet transmission, or other like manner. The cost of preparing, assembling, and mailing this Proxy Statement and the accompanying Notice of Annual Meeting and proxy is to be borne by the Company. The Company also may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                         QUORUM AND VOTING REQUIREMENTS

QUORUM

    The attendance, in person or by a properly executed and returned proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the actions proposed at the Annual Meeting. Proxies submitted which contain abstentions or broker 'non-votes' will be deemed present at the Annual Meeting in determining the presence of a quorum. A broker 'non-vote' occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal in person or by proxy, usually because the nominee does not have discretionary voting power with respect to that item and has not received timely instructions from the beneficial owner.

VOTE REQUIRED

    Each share of Common Stock entitles the holder to one vote on each proposal submitted to a vote of the stockholders at the Annual Meeting. Shares subject to abstention with respect to any matter are considered shares entitled to, and voted, with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered as shares entitled to vote with respect to that matter.

    Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Stockholders may vote in favor of the nominee or withhold their votes as to the nominee. Checking the box that withholds authority to vote for the nominee is the equivalent of abstaining. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director.

    The affirmative vote of the majority of shares of Common Stock represented, in person or by proxy, at the Annual Meeting will be required for approval of any other matter that is submitted to a vote of the stockholders.

                   PROPOSAL 1: ELECTION OF CLASS II DIRECTOR

    The Board of Directors of the Company is divided into three classes, pursuant to the Company's Restated Certificate of Incorporation and Bylaws. The term of office of Class II directors expires at the Company's 2002 Annual Meeting of Stockholders, and the term of office of Class III and I directors expires at the Company's 2003 and 2004 Annual Meetings of Stockholders, respectively. Directors elected to succeed those whose terms expire are elected to a term of office expiring at the third Annual Meeting of Stockholders following their election and, in each case, until his successor is elected and qualified.

    One director of the Company is to be elected as a Class II director at the Annual Meeting, to hold office for a term expiring at the Company's 2005 Annual Meeting of Stockholders and until his successor is elected and qualified. The Company's current Class II director, Lawrence J. Schoenberg, has been nominated to be reelected as a Class II director at the Annual Meeting. Such nominee has indicated he is willing and able to serve as a Class II director. In the event that a nominee is unable to accept election or if any other unforeseen contingency should arise, each properly executed and returned proxy that does not direct otherwise will be voted for such other person(s) as may be designated by the Board of Directors. If a proxy is executed and returned, but no specific instructions are given, the shares of Common Stock represented by such proxy will be voted in favor of the Class II director nominee identified above.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                   A VOTE 'FOR' THE NOMINEE IDENTIFIED ABOVE

CURRENT MEMBERS OF THE BOARD OF DIRECTORS

    The Company's Restated Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than fifteen, as determined by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by the Board of Directors or the Company's stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

    The current directors of the Company and their respective classes and terms of office are as set forth below. Biographical information for the directors is provided elsewhere in this Proxy Statement.

                                                                     TERM
                      DIRECTOR                         CLASS      EXPIRES AT
                      --------                         -----      ----------
Lawrence J. Schoenberg...............................   II    2002 Annual Meeting
Stephen Katz.........................................   III   2003 Annual Meeting
Henry B. Ellis.......................................    I    2004 Annual Meeting
Joshua J. Angel......................................    I    2004 Annual Meeting

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    During the year ended December 31, 2001, the Board of Directors held four meetings. During 2001, no director attended fewer than 75% of the aggregate of:
(i) the number of meetings of the Board of Directors held during the period he served on the Board; and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

    The Board of Directors has a standing Compensation and Stock Option Committee. This committee reviews and approves the compensation, bonus, and stock option grants of all officers of the Company, reviews guidelines for compensation, bonus, and stock option grants for non-officer employees and has authority and control over the administration of the Company's stock option plans. This committee currently consists of Messrs. Ellis (Chairman), Schoenberg and Angel. During 2001, this committee held two meetings.

    The Board of Directors has a standing Audit Committee, whose functions are described below. This committee currently consists of Messrs. Schoenberg (Chairman), Ellis and Angel. This committee held four meetings in 2001.

AUDIT COMMITTEE

    Each member of the Audit Committee meets the independence requirements for audit committee members under the listing standards of the NASDAQ National Market, on which the Company's Common Stock is listed. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors. The Audit Committee reviews and reassesses the

Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption 'Audit Committee Report,' below.

AUDIT COMMITTEE REPORT

    Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual financial statements, accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's year ended December 31, 2001, the Audit Committee:

        1. Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and Ernst & Young LLP, the Company's independent public accountants.

        2. Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, 'Communications with Audit Committees', as amended, relating to the conduct of the audit.

        3. Received the written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1, 'Independence Discussions with Audit Committees'. The Audit Committee also discussed Ernst & Young's independence with Ernst & Young and considered whether the provision of non-audit services rendered by Ernst & Young was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

        4. Reviewed quarterly financial results with members of management and with the independent auditors prior to public release.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                          Respectfully,
                                          Lawrence J. Schoenberg
                                          Henry B. Ellis
                                          Joshua J. Angel

DIRECTOR COMPENSATION

    Each director who is not an officer or employee of the Company receives $1,000 per board meeting attended and $500 per committee meeting attended, with minimum compensation equal to $8,500 per year, and is reimbursed for his out-of-pocket expenses incurred in connection with attendance at meetings or other Company business. In addition, beginning in 2000, each director is eligible to participate in the Company's company-wide bonus program, which is based on Company performance and goals. During 2001 the Company paid bonuses of $5,500 to each of its two non-employee directors who served during 2000.

    In December 1993, the Company adopted the 1993 Non-Employee Director Stock Option Plan ('1993 Plan') pursuant to which each person who is not a salaried employee of the Company who first becomes a director after December 29, 1993 shall be granted on the date he first becomes a director an option to purchase 2,000 shares of Common Stock and on January 2 of each year beginning with January 2, 1994, each person who is not a salaried employee of the Company and is then a director shall be granted an option to purchase an additional 1,200 shares of Common Stock. In addition, the 1993

Plan authorizes the Board of Directors to approve additional stock option grants to such non-employee directors. The per share exercise price of each option granted under the 1993 Plan shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Option Committee of the Board of Directors consists of Messrs. Ellis (Chairman), Schoenberg and Angel. None of such committee members is or has been an officer or employee of the Company.

                        OTHER BUSINESS AT ANNUAL MEETING

    As of the date of this Proxy Statement, the Company's management knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                               SECURITY OWNERSHIP

    The following table sets forth, as of April 15, 2002 (except as otherwise indicated in the footnotes below), information with respect to the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock;
(ii) each director of the Company; (iii) the Chief Executive Officer and each of the other executive officers of the Company who received salary and bonus in excess of $100,000 during 2001 (collectively, the 'Named Executive Officers'); and (iv) all current directors and executive officers of the Company as a group.

                                                        AMOUNT AND NATURE   PERCENT OF
                                                          OF BENEFICIAL     OUTSTANDING
               NAME OF BENEFICIAL OWNER                   OWNERSHIP(1)        SHARES
               ------------------------                   ------------        ------
Stephen Katz
20 E. Sunrise Highway, Suite 200
Valley Stream, NY 11581...............................      129,044(2)         5.4%
Lawrence J. Schoenberg................................       18,625(3)           *
Henry B. Ellis........................................        2,000(4)           *
Joshua J. Angel.......................................        2,000(4)           *
Bruce R. York.........................................       11,195(5)           *
All directors and executive officers as a group
  (5 persons).........................................      162,834(6)         6.8%

---------

 * Less than 1%

(1) Unless otherwise indicated, each person or group has sole voting and investment power with respect to such shares. For purposes of this table, a person or group of persons is deemed to have 'beneficial ownership' of any shares which such person or group has the right to acquire within 60 days after April 15, 2002. For purposes of computing the percent of outstanding shares held by each person or group named above as of a given date, any shares which such person or group has the right to so acquire are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person or group.

(2) Includes 84,490 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock as of April 15, 2002.

(3) Consists of 18,625 shares subject to currently exercisable options, 4,500 of which are at prices lower than the market price of the Company's Common Stock as of April 15, 2002.

(4) Consists of 2,000 shares subject to currently exercisable options, none of which are at prices lower than the market price of the Company's Common Stock as of April 15, 2002.
                                              (footnotes continued on next page)

(footnotes continued from previous page)

(5) Includes 6,195 shares subject to currently exercisable options, 3,000 of which are at prices lower than the market price of the Company's Common Stock as of April 15, 2002.

(6) Includes an aggregate of 113,310 shares subject to currently exercisable options, 7,500 of which are at prices lower than the market price of the Company's Common Stock as of April 15, 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the United States Securities and Exchange Commission ('SEC') . The Company believes that its reporting persons complied with all Section 16(a) filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2001.

                            MANAGEMENT AND DIRECTORS

    The name, age, position with the Company, and biographical information with respect to each of the Company's current directors and executive officers are provided below.

                NAME                   AGE              POSITION WITH COMPANY
                ----                   ---              ---------------------
Stephen Katz.........................  58    Chairman of the Board of Directors, Chief
                                               Executive Officer and Acting President
Lawrence J. Schoenberg...............  69    Director
Henry B. Ellis.......................  52    Director
Joshua J. Angel......................  66    Director
Bruce R. York........................  47    Vice President, Chief Financial Officer and
                                               Secretary

    Stephen Katz, Chairman of the Board of Directors, was Acting Chief Executive Officer and Acting President from November 1992 until February 1994, at which time he became Chief Executive Officer. Mr. Katz was re-appointed as Acting President in September 1998. Mr. Katz has been Chairman of the Board and a director of the Company since its inception and a member of the Management Committee of the predecessor partnership during the entire period of its existence. From September 1984 until September 1995, Mr. Katz was Chairman of the Board, Chief Executive Officer and until September 1993, President of Nationwide Cellular Service, Inc., which was the Company's majority stockholder until May 1992 and its largest stockholder, owning 34% of its outstanding shares, until September 1995. At that time such shares were distributed to Nationwide's stockholders, immediately prior to Nationwide's merger with MCI Communications Corp. In May 1996, Mr. Katz was appointed Vice-Chairman of the Board and Chief Executive Officer of Global Payment Technologies, Inc. (formerly Coin Bill Validator, Inc.) whose business is currency validation. In September 1996, Mr. Katz was appointed Chairman of the Board and Chief Executive Officer of Global Payment Technologies, Inc.

    Lawrence J. Schoenberg joined the Company as a director in September 1996. Mr. Schoenberg also serves as Director of Government Technology Services, Inc., Merisel, Inc., and Sunguard Data Services, Inc. Former directorships include Systems Center, Inc. (which was sold to Sterling Software, Inc.), SoftSwitch, Inc. (which was sold to Lotus/IBM Corp.), Forecross Corporation, Image Business Systems, Inc., and Penn America Group, Inc. Mr. Schoenberg founded AGS Computers, Inc. in 1967 and served as Chief Executive Officer until 1991. The company was sold to NYNEX in 1988. The micro-computer segment subsequently became a part of Merisel, Inc.

    Henry B. Ellis has been a director of the Company since February 2001. Since 1992 Mr. Ellis has been President and Chief Executive Officer of Bassett California Company, a family-owned real estate holding company located in El Paso, Texas. From June 1992 to February 1994 Mr. Ellis served as Chairman of the Board and Chief Executive Officer of Grayson County State Bank, located in

Sherman, Texas. Since 1992 Mr. Ellis has served as a member of the Board of Directors of Bluebonnet Savings Bank, a savings and loan institution located in Dallas Texas. Mr. Ellis is also a director of Global Payment Technologies, Inc.

    Joshua J. Angel has been a director of the Company since June 6, 2001. Mr. Angel is Founder and Senior Managing Shareholder of Angel & Frankel, P.C., a New York based law firm specializing in commercial insolvency and creditors' rights. Mr. Angel serves as a director of Dynacore Holdings Corporation. Mr. Angel has a B.S. from N.Y.U. and an L.L.B. from Columbia University.

    Bruce R. York joined the Company in April 1999 as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. York was the Director of Finance of Cell Therapeutics, Inc., a biopharmaceutical company, from February 1998 to February 1999. From May 1987 to January 1998, Mr. York held various positions with Physio Control International Corporation, a manufacturer of external defibrillators, in Seattle and London, including Director of Business Planning, Director of Finance -- Europe, Director of Finance and Corporate Controller, and Finance Manager. From September 1978 to April 1987, Mr. York held several positions with Price Waterhouse in Seattle and New York, including Senior Tax Manager. Mr. York is a C.P.A. and has an A.B. and an M.B.A. from Dartmouth College.

    The Company's officers are elected annually and serve at the discretion of the Board of Directors.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

    The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Named Executive Officers for services in all capacities to the Company during fiscal years 2001, 2000 and 1999.

                                                                             LONG-TERM
                                                                            COMPENSATION
                                              ANNUAL COMPENSATION            AWARDS(1)
                                      -----------------------------------   ------------
                                                                             SECURITIES
                                                             OTHER ANNUAL    UNDERLYING     ALL OTHER
                               YEAR    SALARY       BONUS    COMPENSATION     OPTIONS      COMPENSATION
                               ----    ------       -----    ------------     -------      ------------
Stephen Katz ................  2001   $ 99,355     $     0     $   645         15,000           $0
  Chairman of the Board of     2000    108,458      60,000         543         70,000            0
  Directors and Chief          1999     89,310      60,000         190          3,400            0
  Executive Officer(2)
Bruce R. York ...............  2001    116,651      18,750      14,690         15,000            0
  Vice President, Chief        2000    106,858      70,000       5,308          7,500            0
  Financial Officer and        1999     69,967(3)   20,000       2,203          7,200            0
  Corporate Secretary(4)

---------

(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1999, 2000 or 2001.

(2) Other annual compensation represents taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan.

(3) Represents compensation paid to Mr. York from April 19, 1999, the date that his employment with the Company commenced as Vice President and Chief Financial Officer.

(4) Other annual compensation for 2001 includes 401(k) matching contributions by the Company of $6,817, an automobile allowance of $7,650 and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan. Other income for 2000 and 1999 include 401(k) matching contributions of $5,083 and $2,000, respectively, and taxable income originating from term life insurance premiums paid on behalf of the Named Executive Officer under the Company's standard employee group benefits plan.

GRANTS OF STOCK OPTIONS IN 2001

    The following table sets forth information as to all grants of stock options to the Named Executive Officers during 2001.

                                           INDIVIDUAL GRANTS(1)                    POTENTIAL REALIZABLE VALUE
                           -----------------------------------------------------     AT ASSUMED ANNUAL RATES
                           NUMBER OF       % OF TOTAL                                    OF STOCK PRICE
                           SECURITIES       OPTIONS                                     APPRECIATION FOR
                           UNDERLYING      GRANTED TO                                    OPTION TERM(3)
                            OPTIONS        EMPLOYEES       EXERCISE   EXPIRATION   ---------------------------
NAME                       GRANTED(2)       IN 2001         PRICE        DATE         AT 5%          AT 10%
----                       ----------   ----------------   --------   ----------   ------------   ------------
Stephen Katz.............    15,000           16.8%         $2.75      9/10/11       $25,595        $65,622
Bruce R. York............    15,000           16.8           2.75      9/10/11        25,895         65,622

---------

(1) No stock appreciation rights ('SARs') were granted to any of the Named Executive Officers during 2001.

(2) The options become exercisable in cumulative annual installments of 25% per year on each of the first four anniversaries of the grant date. The options are exercisable over a ten-year period.

(3) The dollar amounts set forth under these columns are the result of calculations at the 5% and 10% rates established by the SEC and are not intended to forecast future appreciation of the Company's stock price. The Company did not use an alternative formula for a grant date valuation as it is unaware of any formula that would determine with reasonable accuracy a present value based upon future unknown factors.

AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

    The following table sets forth information with respect to the exercise of stock options during 2001 by the Named Executive Officers and unexercised options held by them on December 31, 2001.

                                                             NUMBER OF SECURITIES
                                                            UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                  SHARES                          OPTIONS AT             IN-THE-MONEY OPTIONS AT
                                ACQUIRED ON    VALUE          DECEMBER 31, 2001             DECEMBER 31, 2001
NAME                             EXERCISE     REALIZED   EXERCISABLE/UNEXERCISABLE(1)  EXERCISABLE/UNEXERCISABLE(2)
----                            -----------   --------   ----------------------------  ----------------------------
Stephen Katz..................       0           $0             81,310/68,290                     $0/$0
Bruce R. York.................       0            0              4,755/24,945                 $2,815/$1,151

---------

(1) There were no SAR exercises during 2001 and no SARs were outstanding at December 31, 2001.

(2) The closing price for the Company's Common Stock as reported on the NASDAQ National Market on December 31, 2001 was $2.29 per share. Value is calculated by multiplying: (i) the difference between $2.29 and the option exercise price, by (ii) the number of shares of Common Stock underlying the option.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the performance graph on the following page, and the Audit Committee Report on page six shall not be incorporated by reference to any such filings.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                   CELLULAR TECHNICAL SERVICES COMPANY, INC.

    The Compensation and Stock Option Committee of the Board of Directors of the Company (the 'Committee') is currently comprised of Messrs. Henry B. Ellis, Lawrence J. Schoenberg, and Joshua J. Angel, each outside directors of the Company. The Committee reviews and approves all decisions relating to the compensation, bonus, and stock option grants for the officers of the Company. The Committee also reviews guidelines for compensation, bonus, and stock option grants for non-officer employees, and maintains authority and control over the administration of the Company's stock option plans.

    It is the philosophy of the Committee that officers of the Company are paid base salaries in line with their responsibilities, and that other compensation of officers should be closely aligned with the financial performance of the Company. Therefore, benefits are provided to management through stock option incentives and bonuses that are generally consistent with the goal of closely coordinating the rewards to management with the maximization of stockholder return. In reviewing Company performance, consideration is given to sales and earnings and an evaluation is made of strategic planning and the Company's progress in that regard. Also taken into consideration are external economic factors that affect results of operations. An attempt is also made to maintain compensation within the market range. Although review of individual performance is primarily tied to the performance of the Company, it is also, to a lesser extent, subjective.

    The Committee annually reviews and evaluates the compensation of Stephen Katz, the Chief Executive Officer. The Committee generally examines the same factors for Mr. Katz as it examines with respect to the other officers.

    The Committee has not developed a policy with respect to amending pay policies or asking stockholders to vote on 'pay for performance' plans in order to qualify compensation in excess of $1 million a year which might be paid to the five highest paid executives for federal tax deductibility. The Committee intends to continue to monitor this matter and will balance the interests of the Company in maintaining flexible incentive plans against the possible loss of a tax deduction should taxable compensation for any of the five highest-paid executives exceed $1 million in future years.

    The foregoing report is approved by all members of the Committee.

                                          Compensation and Stock Option
                                          Committee:
                                          Henry B. Ellis
                                          Lawrence J. Schoenberg
                                          Joshua J. Angel

                               PERFORMANCE GRAPH

    Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock since December 31, 1996, with the NASDAQ Stock Market Index (U.S.) and the NASDAQ Telecommunications Stocks Index. The graph assumes that $100 was invested on December 31, 1996 in the Company's Common Stock and each of the indices and that all dividends on the stocks included in the NASDAQ indices were reinvested. No cash dividends were paid on the Company's Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance.


                                  [GRAPHIC]




                                            12-31-96   12-31-97   12-31-98   12-31-99   12-31-00   12-31-01
                                            --------   --------   --------   --------   --------   --------
Cellular Technical Services Company, Inc.    100.0       15.0        1.8        3.7        1.5        1.2
NASDAQ Stock Market Index (U.S.)             100.0      122.5      172.7      320.9      193.0      153.2
NASDAQ Telecommunications Stocks             100.0      146.0      241.6      431.0      183.6      122.9

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of Ernst & Young, LLP, independent public accountants, served as the Company's independent public accountants for the year ended December 31, 2001. A representative of that firm is expected to be available via telephone during the Annual Meeting to respond to appropriate questions from stockholders and to make a statement should they desire to do so.

AUDIT FEES

    Audit fees billed to the Company by Ernst & Young, LLP for its audit of the Company's consolidated annual financial statements for the year ended December 31, 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the SEC for that year totaled $112,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    The Company did not engage Ernst & Young, LLP to provide advice to the Company regarding financial information system systems design and implementation during the year ended December 31, 2001.

ALL OTHER FEES

    Fees billed to the Company by Ernst & Young, LLP during the year ended December 31, 2001 for all other non-audit services rendered to the Company, including tax related services, totaled $25,000.

    In connection with the revised standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young, LLP.

                          ANNUAL REPORT AND FORM 10-K

    The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001 was mailed to stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 was filed with the SEC. Stockholders may obtain a copy of such Annual Report on Form 10-K, including the financial statements, schedules, and list of exhibits thereto, without charge, by writing to Cellular Technical Services Company, Inc., 20 East Sunrise Highway, Suite 201, Valley Stream, New York 11581-1260,
Attention: Investor Relations. If specified in such request, and upon payment of a reasonable fee for reproduction and mailing expenses, the Company will also furnish stockholders with a copy of any exhibit to the Annual Report on Form 10-K. In addition, the Company's Annual Report on Form 10-K is available over the Internet at the Company's website, http://www.cellulartech.com, or at the SEC's website, http://www.sec.gov.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

    Stockholders who intend to have a proposal considered for inclusion in the Company's proxy materials for the Company's 2003 Annual Meeting of Stockholders must submit the proposal to the Company no later than January 6, 2003. All such submissions must be provided to Cellular Technical Services Company, Inc., 2815 Second Avenue, Suite 100, Seattle, Washington 98121, Attention: Corporate Secretary. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 22, 2003.

                                          By Order of the Board of Directors

                                          Bruce R. York
                                          Vice President, Chief Financial
                                          Officer and Corporate Secretary

Seattle, Washington
May 6, 2002

                                     [Logo]

                    Cellular Technical Services Company Inc.
                         2815 Second Avenue, Suite 100
                                Seattle WA 98121
                                 (206) 443-6400
                          http://www.cellulartech.com

                                                            APPENDIX 1

                   CELLULAR TECHNICAL SERVICES COMPANY, INC.
      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 6, 2002
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned holder of Common Stock of Cellular Technical Services Company, Inc., a Delaware corporation (the 'Company'), hereby appoints STEPHEN KATZ and BRUCE R. YORK, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders of the Company, to be held at the offices of Angel & Frankel, P.C., 460 Park Avenue, 8th Floor, New York, N.Y., on Thursday, June 6, 2002 at 10:00 a.m. local time, and at any adjournments or postponements thereof.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE 'FOR' ITEM 1 LISTED
BELOW.

   1. Election of Lawrence J. Schoenberg as a Class II director.

      [ ] VOTE FOR the nominee listed above.

      [ ] VOTE WITHHELD from the nominee listed above.

   2. Upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

                                                              (see reverse side)

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED 'FOR' ITEM 1 LISTED ON THE REVERSE SIDE.

   The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement, and (iii) the Company's 2001 Annual Report.

                                               Dated:  .................. , 2002

                                               .................................
                                                   (Signature of Stockholder)

                                               .................................
                                                 (Signature of Stockholder -- if
                                                         held jointly)

                                               IMPORTANT NOTE: Please sign
                                               exactly as your name appears
                                               hereon and mail it promptly even
                                               if you plan to attend the
                                               meeting. For jointly owned
                                               shares, each owner should sign.
                                               If signing as attorney, executor,
                                               administrator, trustee or
                                               guardian, please indicate the
                                               capacity in which you are acting.
                                               If signing as a corporation,
                                               please sign in full corporate
                                               name by a duly authorized
                                               officer. If signing as a
                                               partnership, please sign in
                                               partnership name by a duly
                                               authorized person.

                                               PLEASE MARK, SIGN AND DATE THIS
                                               PROXY CARD AND PROMPTLY MAIL IT
                                               IN THE ENVELOPE PROVIDED. NO
                                               POSTAGE IS NECESSARY IF MAILED IN
                                               THE UNITED STATES.